Third Quarter 2019 Update 1

Safe Harbor Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward looking statements. Investors should consult the Company’s filings with the Securities and Exchange Commission (SEC) for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest. This presentation also contains non GAAP financial measures and comparable net operating income (NOI). Reconciliation of this non GAAP financial measure to the most directly comparable GAAP measure can be found within the Company’s quarterly supplemental information package and in filings made with the SEC, which are available on the investor relations section of its website at www.washingtonprime.com. 2

3Q 2019 Recap

- Reaffirming both 2019 AFFO and dividend guidance of $1.20 at the midpoint and $1.00 per diluted share, respectively;
- Maintaining 2020 comparable NOI growth forecast of at least 2.0%;
- Leased 3.2M SF of space YTD;
- Of the 3.2M SF, lifestyle tenancy accounted for 56% of new leasing volume;
- Combined Tier One and Open Air occupancy was 92.9%;
- Tier One occupancy cost decreased 90 basis points to 11.2%;
- Tier One Sales PSF increased 4.6% to $413;
- Leasing spreads for new Tier One and Open Air transactions increased 1.6%;
- WPG properties hosted 776 events, activities, installations and tenant activations during the quarter, with a total of 2,163 YTD;
- Third quarter comparable NOI growth for Tier One and Open Air was (5.5%);
- Excluding cotenancy and rental income loss impact from bankruptcies, comparable NOI was flat;
- Addressed two more vacant department stores during the quarter;
- Including the two above, 17 of the 23 department store spaces identified for repositioning, or 74%, have been addressed;
- Proactively retired at a discount $29.1M of outstanding principal on Senior Notes due 2024;
- $68.1M of net loan proceeds raised from the refinancing of four Open Air properties; and
- $42.4M of net proceeds raised from the sale leaseback of fee interest in land at four Tier One assets.

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Financial flexibility provides ample liquidity to execute redevelopment

Robust and Diversified Leasing Progress

Robust Leasing Volume and Tenant Diversification Objective

- 2019 leasing continues to be strong exhibited by a 13% year-over-year (YOY) increase totaling 3.2M SF, and the number of lease transactions increased 9% YOY;
- Of the aforementioned 3.2M SF, 56% of new leasing volume was attributable to lifestyle tenancy which includes food, beverage, entertainment, home furnishings, fitness and professional services; and
- The Company continues to incent its leasing and property management professionals in order to further diversify tenancy as illustrated by 143 leases qualifying under various incentive programs during the first nine months of 2019.

Total Leasing Activity YTD as of SEPT 30 2019	New Lease Count	New Square Feet	Renewal Lease Count	Renewal Square Feet	Total Lease Count	Total Square Feet	Square Feet Change YOY (%)	Portfolio Size
	213	1,184,689	595	2,062,849	808	3,247,538	13%	56.2M

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Leasing is the litmus test for success

Maintaining Stability as Town Center Mandate and Department Store Adaptive Reuse Measures Proceed

Stable Operating Metrics

- Combined Tier One and Open Air occupancy decreased 110 basis points to 92.9%, all of which was attributable to the bankruptcies of Charlotte Russe, Gymboree, and Payless ShoeSource;
- Tier One sales PSF increased 4.6% to $413 during the trailing 12 months ended SEPT 30, 2019;
- Tier One occupancy cost decreased 90 basis points to 11.2% as of SEPT 30, 2019; and
- Leasing spreads for Tier One and Open Air new transactions increased 1.6% during the trailing 12 months ended SEPT 30, 2019.

Net Operating Income Performance

- Third quarter 2019 Tier One comparable net operating income (NOI) decreased 8.8% YOY while Open Air comparable NOI increased 2.6%, resulting in a combined decrease of 5.5% or $6.4M; and
- The aforementioned decrease is primarily due to a $4.3M negative impact of cotenancy and rental income from 2018 anchor bankruptcies (Bon-Ton Stores, Sears, Toys R Us), and $2.1M was attributable to 2019 inline bankruptcies (Charlotte Russe, Gymboree and Payless ShoeSource).

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Concentrating upon improving Tier One and Open Air assets (93% of NOI) which possess upside greatest potential

Addressing Vacant Department Store Space a Priority WPG Department Store Repositioning Snapshot –––Tier One and Open Air 29 Department Stores $300M-$350M 5YR Anticipated Capital Spend Under Announced Completed Evaluating Active Construction 333 999 111111 444 222 Excludes seven (7) department store repositioning projects in Tier One portfolio completed since 2015. Redevelopment and Department Store Progress o The Company recently satisfied an additional three anchor spaces and has now addressed 17, or 74%, of the 23 spaces previously occupied by Bon-Ton Stores and Sears within Tier One and Open Air assets; o As exhibited within the most recent third quarter 2019 supplemental, the Company continues to provide real time updates relating to the 29 department stores within its Tier One and Open Air properties identified for repositioning (excluding space owned by third parties such as Seritage Growth Properties); 6 The demise of non differentiated department stores should be regarded as an opportunity to further our dominant town center objective

Healthy Activity Further Illustrates Dominant Town Center Positioning Redevelopment and Department Store Progress (Continued)(Continued) The aforementioned 17 repositioning projects include the following all of which all are situated within Tier One assets: ° FieldhouseUSA will anchor the planned mixed use redevelopment of the former Sears location at Polaris Fashion Place, in Columbus, Ohio; ° At Town Center at Aurora, in Aurora, Colorado, FieldhouseUSA will anchor the planned mixed use redevelopment of Sears slated to close in JAN 2020; ° A national retailer has provided a letter of intent to replace the former Carson Pirie Scott (Bon-Ton Stores) at Markland Mall, in Kokomo, Indiana; ° The demolition of the former Sears is underway at Southern Park Mall, in Youngstown, Ohio, and is to be replaced by DeBartolo Commons, an athletic and entertainment greenspace and event venue. Adjacent to DeBartolo Commons, Southern Park Mall will feature a new entertainment hub with plans to include an indoor golf entertainment center, additional entertainment uses, and new food and beverage offerings. The renovation plans also include a permanent DeBartolo- York family installation in the common area; ° A national entertainment concept has executed a letter of intent to replace the former Sears at Port Charlotte Town Center, located in Port Charlotte, Florida; ° National retailers have finalized letters of intent to replace the Sears at Longview Mall, in Longview, Texas; ° A national sporting goods retailer has provided a letter of intent to replace a former Herberger’s (Bon-Ton Stores). In addition, to-be-constructed Dillard’s will replace the Sears space based on terms of a letter of intent at Mesa Mall, located in Grand Junction, Colorado; ° At Southern Hills Mall, in Sioux City, Iowa, the Company has executed a letter of intent with a national off price retailer and has received a letter of intent from a national retailer to replace the former Sears location; ° Dillard’s opened a second location in JUN 2019 replacing the former Herberger’s (Bon-Ton Stores) within Southgate Mall, in Missoula, Montana; ° The Company announced Home Goods, PetSmart, Ross Dress for Less and T.J. Maxx will collectively replace the former Sears at Grand Central Mall located in Parkersburg, West Virginia; ° The Company has executed a lease with Dunham’s Sports at Morgantown Mall, in Morgantown, West Virginia, to replace space previously occupied by Elder Beerman (Bon-Ton Stores); a national discount retailer and an entertainment concept have provided letters of intent to replace the former Belk department store; and the Company is actively planning to transform the former Sears location into an outdoor greenspace; ° The Company is in the process of obtaining necessary entitlements for WestShore Plaza, in Tampa, Florida, and discussions are underway regarding a joint venture of this mixed use redevelopment replacing the Sears space. In conjunction, the Company also purchased an outparcel located in a high visibility corner of the asset, currently occupied by office tenancy to be included s part of the entitlement process; ° The RoomPlace opened in AUG 2019, replacing a former Carson Pirie Scott (Bon-Ton Stores) at Lincolnwood Town Center, in Lincolnwood, Illinois; and ° The RoomPlace and Round1 Entertainment will replace the former Sears at The Mall at Fairfield Commons, in Dayton, Ohio. 7 Big box retail recognizes the merits of locating in a Washington Prime Group asset

Department Store Repositioning Status

Addressed as of SEP 30 2019

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
1	Grand Central Mall	Parkersburg, WV	Sears	Lease	DEC-18	Home Goods, PetSmart, Ross Dress for Less, T.J. Maxx	Leases executed, Under construction
2	Lincolnwood Town Center	Lincolnwood, IL	Carsons Pirie Scott	Lease	AUG-18	RoomPlace	RoomPlace opened AUG 2019
3	Longview Mall	Longview, TX	Sears	Lease	JAN-19	Retail concepts	Proactive termination, Letters of Intent (LOI) finalized
4	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	DEC-18	RoomPlace / Round1	Replacement leases executed, Under construction
5	Markland Mall	Kokomo, IN	Carson Pirie Scott	Lease	AUG-18	Retail concept	Lease out for signature
6	Mesa Mall	Grand Junction, CO	Sears	Lease	NOV-18	Dillard's	LOI executed
7	Mesa Mall	Grand Junction, CO	Herberger's	Lease	AUG-18	National sporting goods retailer	LOI received
8	Morgantown Mall	Morgantown, WV	Belk	Lease	MAR-18	Retail concepts	Leases out for signature
9	Morgantown Mall	Morgantown, WV	Sears	Lease	JAN-19	Outdoor greenspace	Plans finalized
10	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	AUG-18	Dunham's Sports	Lease executed, Under construction
11	Polaris Fashion Place	Columbus, OH	Sears	Lease	MAR-19	FieldhouseUSA / Mixed use	Proactive termination, LOI received
12	Port Charlotte Town Center	Port Charlotte, FL	Sears	Lease	MAR-19	Entertainment	LOI received
13	Southern Hills Mall	Sioux City, IA	Sears	Lease	MAR-19	National off price retailer	Proactive termination, LOI received
14	Southern Park Mall	Youngstown, OH	Sears	Lease	JUL-18	Entertainment / Outdoor greenspace	Proactive termination, Under construction
15	Southgate Mall	Missoula, MT	Herberger's	Lease	AUG-18	Dillard's	Dillard's opened June 2019
16	Town Center at Aurora	Aurora, CO	Sears	Lease	AUG-18	FieldhouseUSA / Mixed Use	Proactive termination, LOI received
17	WestShore Plaza	Tampa, FL	Sears	Lease	MAR-19	Mixed use	Proactive termination, Obtaining Entitlements

Active Planning / Evaluating Options as of SEP 30 2019

18	Cottonwood Mall	Albuquerque, NM	Sears	Sears	AUG-18	Sears owns box	Evaluating Options
19	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	AUG-18	Retail concepts	Active Planning
20	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	AUG-18	Retail concepts	Active Planning
21	Northtown Mall	Blaine, MN	Herberger's	Lease	AUG-18	Entertainment / Retail	Active Planning
22	Southern Hills Mall	Sioux City, IA	Younkers	Lease	AUG-18	Retail concepts	Active Planning
23	Southgate Mall	Missoula, MT	Herberger's Men	Lease	AUG-18	Dining	Active Planning

Store Occupied by Sears as of SEP 30 2019

24	Mall at Johnson City	Johnson City, TN	Sears	Lease		Big box retail	Proactive termination, Active Planning
25	Northwoods Mall	Peoria, IL	Sears	Sears		Sears owns box	Active Planning
26	Orange Park Mall	Orange Park, FL	Sears	Sears		Sears owns box	Evaluating Options
27	Pearlridge Center	Aiea, HI	Sears	Lease		Entertainment / Dining	Evaluating Options
28	Weberstown Mall	Stockton, CA	Sears	Ground lease		Mixed use	Active Planning
29	Whitehall Mall	Whitehall, PA	Sears	Lease		Big box and small shop retail	Active Planning

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Continued progress has resulted in increased visibility

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